UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 19, 2013

METROPCS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2250 Lakeside Boulevard Richardson, Texas		75082
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 214-570-5800

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Indenture

On March 19, 2013, MetroPCS Wireless, Inc. (“Wireless”), an indirect, wholly-owned subsidiary of MetroPCS Communications, Inc. (the “Company”), issued $1,750,000,000 principal amount of its 6.250% Senior Notes due 2021 (the “2021 Notes”), and $1,750,000,000 principal amount of its 6.625% Senior Notes due 2023 (the “2023 Notes”, and, together with the 2021 Notes, the “Notes”) pursuant to an Indenture (the “Base Indenture”), dated as of March 19, 2013, among Wireless, the Company, MetroPCS, Inc., all of Wireless’ direct and indirect subsidiaries and Deutsche Bank Trust Company Americas, as trustee, as amended and supplemented with respect to the 2021 Notes by the First Supplemental Indenture, dated as of March 19, 2013 (the “First Supplemental Indenture”), among Wireless, the Company, MetroPCS, Inc., all of Wireless’ direct and indirect subsidiaries, and Deutsche Bank Trust Company Americas, as trustee, and as amended and supplemented with respect to the 2023 Notes by the Second Supplemental Indenture, dated as of March 19, 2013 (the “Second Supplemental Indenture”), among Wireless, the Company, MetroPCS, Inc., all of Wireless’ direct and indirect subsidiaries and Deutsche Bank Trust Company Americas, as trustee (the Base Indenture, as so amended and supplemented with respect to the 2021 Notes and the 2023 Notes, the “Indenture”). The 2021 Notes will bear interest at a rate of 6.250% per year, payable semiannually in arrears on April 1 and October 1, commencing on October 1, 2013. The 2021 Notes mature on April 1, 2021. The 2023 Notes will bear interest at a rate of 6.625% per year, payable semiannually in arrears on April 1 and October 1, commencing on October 1, 2013. The 2023 Notes mature on April 1, 2023. The Notes are guaranteed on a senior unsecured basis by the Company, MetroPCS, Inc. (a Delaware corporation which is a wholly-owned direct subsidiary of the Company and which owns all of the capital stock of Wireless) and all of Wireless’ current and future direct and indirect subsidiaries (the “Guarantors”). The Notes and the guarantees will be Wireless’ and the Guarantors’ senior unsecured obligations and will rank pari passu in right of payment to all of Wireless’ and the Guarantors’ existing and future indebtedness and other liabilities that are not by their terms subordinated in right of payment to the Notes, and will rank senior in right of payment to any future indebtedness of Wireless or any Guarantor that provides by its terms that it is subordinated in right of payment to the Notes and the guarantees. The Notes and the guarantees will be effectively subordinated to all of Wireless’ and the Guarantors’ existing and future secured indebtedness to the extent of the assets securing such indebtedness, including Wireless’ existing senior secured credit facility, and will be structurally subordinated to all of the liabilities and preferred stock of any of Wireless’ subsidiaries that do not guarantee the Notes.

If Wireless’ proposed merger with T-Mobile USA, Inc. (“T-Mobile”) in connection with that certain Business Combination Agreement, dated October 3, 2012, by and between, among others, the Company and Deutsche Telekom AG (the “Business Combination Agreement”) has not been consummated on or before 11:59 p.m., New York City time on January 17, 2014, or if the Business Combination Agreement is terminated prior to that time, all of the Notes of each series will be subject to a special mandatory redemption. Accordingly, Wireless is required to keep the net proceeds of the Notes offering in a segregated account and keep such net proceeds on hand in cash or cash equivalents pending the consummation of the proposed merger. The special mandatory redemption price for each series of Notes is (i) if the special mandatory redemption occurs on or prior to September 30, 2013, 100% of the principal amount of the Notes if the special mandatory redemption occurs and (ii) if the special mandatory redemption occurs after September 30, 2013, 101% of the principal amount of the Notes if the special mandatory redemption occurs, in each case plus accrued and unpaid interest to, but not including, the redemption date. If the proposed merger is consummated, the Notes will be assumed by, and become the obligations of, T-Mobile, as the surviving corporation resulting from its merger with Wireless. Wireless intends to use the net proceeds of the sale of the Notes to repay the outstanding amounts owed under its existing senior secured credit facility, to pay liabilities under related interest rate protection agreements and to pay related fees and expenses, and the remainder of which Wireless intends to use for general corporate purposes, if its proposed merger with T-Mobile pursuant to the Business Combination Agreement is consummated. The Notes will thereafter be guaranteed by the Company, T-Mobile’s wholly-owned domestic restricted subsidiaries (excluding certain designated special purpose entities, a certain reinsurance subsidiary and immaterial subsidiaries), all of T-Mobile’s restricted subsidiaries that guarantee certain of its indebtedness, and any future subsidiary of the Company that directly or indirectly owns any equity interests of T-Mobile.

If Wireless experiences specific kinds of changes of control (other than in connection with its proposed merger with T-Mobile pursuant to the Business Combination Agreement) as set forth in the Indenture and any such change of control is accompanied or followed by rating downgrades during a specified period of time after the change of control, each holder of the Notes may require Wireless to repurchase all or a portion of the Notes so held at a price equal to 101% of the principal amount of such Notes, plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of repurchase.

The Indenture contains covenants that, among other things, restrict the ability of Wireless and its direct and indirect subsidiaries who are Guarantors to, among other things, incur more debt, pay dividends and make distributions, make certain investments, repurchase stock, create liens or other encumbrances, enter into transactions with affiliates, enter into agreements that restrict dividends or distributions from subsidiaries, and merge, consolidate or sell, or otherwise dispose of, substantially all of their assets. These limitations are subject to a number of important qualifications and exceptions.

The Indenture contains customary Events of Default (as defined in the Indenture), including:

•	default for 30 days in the payment when due of interest (including Additional Interest (as defined in the Indenture)) on the Notes of a series;

•	default in the payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on, the Notes of a series;

•	failure by Wireless to comply with its other obligations under the Indenture, in certain cases subject to notice and grace periods;

•

payment defaults and accelerations with respect to other indebtedness of Wireless and certain of its direct and indirect subsidiaries in the aggregate principal amount of the greater of (x) $50.0 million and (y) 0.5% of Wireless’ total assets (or, if Wireless’ proposed merger with T-Mobile has been consummated, an amount equal to $100.0 million) or more;

•	specified events involving bankruptcy, insolvency or reorganization of Wireless or certain of its direct and indirect subsidiaries; and

•

failure by Wireless or certain of its direct and indirect subsidiaries to pay certain final judgments aggregating in excess of the greater of (x) $50.0 million and (y) 0.5% of Wireless’ total assets (or, if Wireless’ proposed merger with T-Mobile has been consummated, an amount equal to $100.0 million) within 60 consecutive days of such final judgment.

Upon an Event of Default, the trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare all the Notes to be due and payable immediately. In the case of Events of Default relating to bankruptcy, insolvency or reorganization, all outstanding Notes will become due and payable immediately without further action or notice.

Registration Rights Agreement

On March 19, 2013, Wireless and the Guarantors also entered into a Registration Rights Agreement (“Registration Rights Agreement”) with Deutsche Bank Securities Inc., as representative of the initial purchasers in the Notes offering (the “Initial Purchasers”).

Under the terms of the Registration Rights Agreement, Wireless and the Guarantors agree to use commercially reasonable efforts to file a registration statement covering an offer to exchange the Notes for Exchange Securities (as defined in the Registration Rights Agreement). Wireless also agreed to use commercially reasonable efforts to have such registration statement declared effective and to consummate the Exchange Offer (as defined in the Registration Rights Agreement) not later than 60 days after the date such registration statement becomes effective. Alternatively, if Wireless is unable to consummate the Exchange Offer under certain conditions, or if holders of the Notes cannot participate in, or cannot obtain freely transferable Exchange Securities in connection with, the Exchange Offer for certain specified reasons, then Wireless and the Guarantors will use commercially reasonable efforts to file a shelf registration statement within the times specified in the Registration Rights Agreement to facilitate resale of the Notes. All registration expenses (subject to limitations specified in the Registration Rights Agreement) will be paid by Wireless and the Guarantors.

Should Wireless fail to consummate the Exchange Offer within 360 days after the date Wireless’ merger with T-Mobile is effective; or, if a shelf registration statement is required, fail to have the shelf registration statement declared effective, or if a shelf registration statement has become effective, fail to maintain the effectiveness thereof or the usability of the related prospectus (subject to certain exceptions) for more than 120 days in any 12-month period, Wireless will be required to pay certain Additional Interest as provided in the Registration Rights Agreement.

Under the terms of the Registration Rights Agreement, Wireless and the Guarantors have agreed to indemnify certain holders of the Notes against certain liabilities.

This description of the Indenture and Registration Rights Agreement is a summary only and is qualified in its entirety by the full and complete terms of each of the Indenture and the Registration Rights Agreement, copies of which are attached as exhibits hereto, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this report is also responsive to Item 2.03 of this report and is incorporated herein by reference.

Item 8.01	Other Events.

On March 19, 2013, Wireless completed the sale of the Notes to the Initial Purchasers, pursuant to a Purchase Agreement, dated March 8, 2013, by and among Wireless, the Guarantors, T-Mobile, certain subsidiaries of T-Mobile party thereto, and Deutsche Bank Securities, as Representative of the Initial Purchasers (the “Purchase Agreement”). The sale resulted in net proceeds of approximately $3.47 billion to Wireless, which Wireless intends to use to repay the outstanding amounts owed under its existing senior secured credit facility, to pay liabilities under related interest rate protection agreements and to pay related fees and expenses, and the remainder of which Wireless intends to use for general corporate purposes, if its proposed merger with T-Mobile pursuant to the Business Combination Agreement is consummated.

On March 22, 2013, the Company issued a press release announcing the completion of the sale of the Notes. A copy of this press release is attached as Exhibit 99.1 hereto.

The Notes were offered and sold only to qualified institutional buyers in reliance on Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER		DESCRIPTION

4.1	—	Indenture, dated as of March 19, 2013, by and among MetroPCS Wireless, Inc., the Guarantors (as defined therein) and Deutsche Bank Trust Company Americas, as trustee.

4.2	—	First Supplemental Indenture, dated as of March 19, 2013, by and among MetroPCS Wireless, Inc., the Guarantors (as defined therein) and Deutsche Bank Trust Company Americas, as trustee.

4.3	—	Form of 6.250% Senior Notes due 2021.

4.4	—	Second Supplemental Indenture, dated as of March 19, 2013, by and among MetroPCS Wireless, Inc., the Guarantors (as defined therein) and Deutsche Bank Trust Company Americas, as trustee.

4.5	—	Form of 6.625% Senior Notes due 2023.

10.1	—	Registration Rights Agreement, dated as of March 19, 2013, by and among MetroPCS Wireless, Inc., the Initial Guarantors (as defined therein), and Deutsche Bank Securities, as representative of the Initial Purchasers (as defined therein).

99.1	—	Press Release, dated March 22, 2013, entitled “MetroPCS Communications, Inc. Completes Sale of $1,750,000,000 6.250% Senior Notes Due 2021 and $1,750,000,000 6.625% Senior Notes Due 2023”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.

Date: March 22, 2013	By:	/s/ J. Braxton Carter
J. Braxton Carter
Chief Financial Officer & Vice Chairman

EXHIBIT INDEX

EXHIBIT NUMBER		DESCRIPTION

4.1	—	Indenture, dated as of March 19, 2013, by and among MetroPCS Wireless, Inc., the Guarantors (as defined therein) and Deutsche Bank Trust Company Americas, as trustee.

4.2	—	First Supplemental Indenture, dated as of March 19, 2013, by and among MetroPCS Wireless, Inc., the Guarantors (as defined therein) and Deutsche Bank Trust Company Americas, as trustee.

4.3	—	Form of 6.250% Senior Notes due 2021.

4.4	—	Second Supplemental Indenture, dated as of March 19, 2013, by and among MetroPCS Wireless, Inc., the Guarantors (as defined therein) and Deutsche Bank Trust Company Americas, as trustee.

4.5	—	Form of 6.625% Senior Notes due 2023.

10.1	—	Registration Rights Agreement, dated as of March 19, 2013, by and among MetroPCS Wireless, Inc., the Initial Guarantors (as defined therein), and Deutsche Bank Securities, as representative of the Initial Purchasers (as defined therein).

99.1	—	Press Release, dated March 22, 2013, entitled “MetroPCS Communications, Inc. Completes Sale of $1,750,000,000 6.250% Senior Notes Due 2021 and $1,750,000,000 6.625% Senior Notes Due 2023”.